                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) March 31, 2002



                         Federal Realty Investment Trust
                         -------------------------------
             (Exact name of registrant as specified in its charter)



              Maryland                1-07533           52-0782497
     ----------------------------    ----------      ------------------
     (State or other jurisdiction   (Commission        (IRS Employer
          of incorporation)         File Number)     Identification No.)


     1626 East Jefferson Street, Rockville, Maryland        20852-4041
     -----------------------------------------------     ----------------
    (Address of principal executive offices)                (Zip Code)


         Registrant's telephone number including area code: 301/998-8100







Exhibit Index appears on Page 3.

Item 5.           Other Events

                  Federal Realty Investment Trust hereby files as exhibit 99 the following supplemental data pertaining to its portfolio of properties at March 31, 2002.


Item 7.           Financial Statements and Exhibits

    (c)           Exhibits.


                  99     Supplemental portfolio information at March 31, 2002



                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FEDERAL REALTY INVESTMENT TRUST


                                           /s/ Larry E. Finger
Date:    April 29, 2002                    _________________________________
                                           Larry E. Finger
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX


Exh No.  Exhibit                                                       Page No.
-------  -------                                                       --------
   99    Supplemental information at March 31, 2002                       4






































                                                                  -3-